Supplement Dated July 17, 2020 to your Prospectus Dated May 1, 2020

This Supplement updates certain information contained in your product prospectus for insurance products issued by Forethought Life Insurance Company.

On July 8, 2020, KKR & Co. Inc. (“KKR”) and Global Atlantic Financial Group Limited (“Global Atlantic”) announced a strategic transaction whereby KKR will acquire all of the outstanding shares of Global Atlantic (the “Transaction”).  The Transaction is expected to close in early 2021, subject to receipt of regulatory approvals and satisfaction of other closing conditions.

Forethought Life Insurance Company (“FLIC”) is a subsidiary of Global Atlantic. FLIC will continue to administer and provide all contractual benefits of your annuity.  The terms, features and benefits of your annuity contract will NOT change as a result of the Transaction.  Global Atlantic Distributors, LLC (the “Distributor”) and Global Atlantic Investment Advisors, LLC (the “Adviser”) are also indirect, wholly-owned subsidiaries of Global Atlantic.

For additional information about the Transaction, please visit Global Atlantic’s website at www.globalatlantic.com or to learn more about KKR, please visit their website at www.kkr.com.

This Supplement Should Be Retained For Future Reference.

FIC-FIC-I-071720-KKR